Exhibit 99.1

Lenders Presentation Rockwood Specialties Group, Inc. Public Version January 25, 2011 Creativity Performance Stability

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Agenda Introduction Credit Suisse Company Overview Seifi Ghasemi Financial Overview Robert Zatta Strategic Summary Seifi Ghasemi Transaction Overview Credit Suisse Q&A Rockwood team

Introduction

Transaction Overview Rockwood Specialties Group, Inc. (“Rockwood” or the “Company”) is seeking to refinance its existing credit facility to reduce its cost of capital and extend maturities The Company intends to raise a new $1,030 million senior secured credit facility comprised of: 5-year $180 million revolving credit facility, undrawn at close 7-year $850 million term loan B facility Proceeds from the new term loan, along with $438 million cash on balance sheet, will be used to repay existing Term Loans (Tranches A-1, A-2, E, G, H and I) Cash on balance sheet includes $289 million in net cash proceeds from sale of AlphaGary plastic compounding business to Mexichem TiO2 joint venture term loans and senior subordinated notes will remain outstanding

Sources & Uses and Pro Forma Capitalization

Sources & Uses

($ in millions)

Sources	
New term loan B	$850
Cash on balance sheet	439
Total sources	**$1,289**

Uses	
Repay existing term loan	$1,267
Upfront fees	6
Fees and expenses	16
Total uses	**$1,289**

Pro Forma Capitalization

($ in millions)

	Pro forma 9/30/2010	Cum. EBITDA mult. LTM 9/30/2010	Adjustments	PF as adjusted 9/30/2010	Cum. EBITDA mult. LTM 9/30/2010	Maturity
Cash and marketable securities[1]	$572		($439)	$133		
New revolving credit facility[2]	–		–	–		February 2016
New term loan B	–		$850	$850		February 2018
Existing term loans	$1,267		(1,267)	–		2011 – 2014
Total Rockwood term loans	$1,267	2.0x	($417)	$850	1.4x	
Capitalized lease obligations	41		–	41		
Other loans	34		–	34		
TiO_2 venture term loans	314		–	314		June 2013
TiO_2 venture revolving credit facility[3]	–		–	–		June 2013
Total senior secured debt	**$1,655**	**2.6x**	**($417)**	**$1,238**	**2.0x**	
7.500% Sr. subordinated notes (USD)	200		–	200		November 2014
7.625% Sr. subordinated notes (Euro)	341		–	341		November 2014
Total debt	**$2,196**	**3.5x**	**($417)**	**$1,779**	**2.8x**	
Net senior secured debt	**$1,083**	**1.7x**	**$22**	**$1,104**	**1.8x**	
Net debt	**$1,624**	**2.6x**	**$22**	**$1,645**	**2.6x**	
Adj. EBITDA[4]		**$628**			**$628**	

Source: Company filings.
(1) Pro forma for sale of AlphaGary plastic compounding business for after tax cash proceeds of $289 million.
(2) Facility size of $180 million.
(3) Facility size of €30 million.
(4) Excludes Adj. EBITDA from AlphaGary plastic compounding business.

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Presenters Seifi Ghasemi Chairman and Chief Executive Officer Robert J. Zatta Senior Vice President & Chief Financial Officer Chairman and CEO of Rockwood since November 2001 Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar M.S. in Mechanical Engineering from Stanford University Senior Vice President & Chief Financial Officer of Rockwood since April 2001 Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. B.S. in Business Administration and M.B.A. in Finance

Company Overview

Rockwood at a Glance $3+ billion high-margin global specialty chemicals and advanced materials company (NYSE: ROC, $3.0 billion market capitalization(1)) LTM 9/30/10 Adjusted EBITDA of $628(2) million 20.0%(2) Adjusted EBITDA margin Excellent portfolio of niche businesses No. 1 or No. 2 market position globally Limited exposure to oil price fluctuations Excellent opportunities for organic growth Leading global producer of lithium compounds Leading global market positions with key proprietary technologies across portfolio supports strong free cash flow generation Free cash flow of $299 million in 2009(3) and $252 million YTD 9/30/10(3) Strong balance sheet with net leverage at 9/30/10 of 2.6x(2) down from 7.0x in 2003 Note: See Appendix for reconciliation of non-GAAP measures. (1) As of January 21, 2011. (2) Pro forma for sale of AlphaGary plastic compounding business. (3) Includes AlphaGary plastic compounding business.

We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control 2006-present 2005 2004 2003 2002 2001 2000 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta Acquires Dynamit Nobel Seamless integration of the two businesses New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cash-accretive acquisitions Rockwood Today Net Sales(1): $3.1 billion The Rockwood History – Transformation Through Growth (1) Net for the twelve month period ended 9/30/10. Pro forma for sale of AlphaGary plastic compounding business. ($ in millions) Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Net Sales

Rockwood Business Sectors $750 126 16.8% $718 125 17.3% Net Sales: Adj. EBITDA: % Margin: Net Sales: $3,131 Adjusted EBITDA: 628 % Margin: 20.0% LTM 9/30/10 financials Continuing Operations Only ($ in millions) Specialty Chemicals (Chemetall) Pigments & Additives Advanced Ceramics (CeramTec) Performance Additives TiO2 Pigments JV Net Sales: $1,468 Adj. EBITDA: 251 % Margin: 17.0% Net Sales: $504 Adj. EBITDA: 150 % Margin: 29.8% Net Sales Adj. EBITDA Note: All figures pro forma for sale of AlphaGary plastic compounding business. See Appendix for reconciliation of non-GAAP measures. Net Sales: $1,134 Adj. EBITDA: 288 % Margin: 25.4% 37% 23% 24% 16% 48% 16% 14% 22% Specialty Chemicals Performance Additives TiO Pigments JV Advanced Ceramics 2 42% 18% 22% 18% 48% 16% 14% 22% Specialty Chemicals Performance Additives TiO Pigments JV Advanced Ceramics 2

Attractive Global Businesses in Diversified End-Markets Net Sales by End Market Net Sales by Geography 2009 Total Net Sales: $3.0 billion 2009 Total Net Sales: $3.0 billion Note: Includes AlphaGary plastic compounding business. Chemicals & Plastics 14% Construction 13% Life Sciences 12% Automotive 11% Specialty Coatings 11% Paper 2% Consumer Products 2% Metal Treatment & General Industrial 17% Electronics & Telecommunications 8% Environmental 2% Other 8% North America 27% Other 21% Europe 52%

Inorganic Raw Material Base and Limited Exposure to Energy Prices

Raw Material Position

- Top 10 raw materials represent only 8.2% of 2009 net sales

Raw Material	Business	% of 2009 Net Sales
Titanium-bearing Slag	Titanium Dioxide Pigments	1.7%
Ilmenite	Titanium Dioxide Pigments	1.3%
Copper	Timber Treatment Chemicals	0.9%
Tin	Specialty Chemicals	0.8%
Quaternary Amines	Clay-based Additives	0.8%
Iron Oxide	Color Pigments	0.7%
Zinc / Zinc Oxide	Specialty Chemicals / Titanium Dioxide / Timber	0.5%
Phosphoric Acid	Specialty Chemicals / Timber	0.5%
Quaternary Amines	Timber Treatment Chemicals	0.5%
Monoethanolamine	Timber Treatment Chemicals	0.5%
Total		**8.2%**

Note: Pro forma for sale of AlphaGary plastic compounding business.

Energy Exposure

- Energy purchases account for approximately 6.2% of 2009 net sales(1)
- Very limited exposure to oil price fluctuations due to inorganic focus

(1) Pro forma for sale of AlphaGary plastic compounding business.

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Divestiture of AlphaGary

On January 7, 2011, Rockwood completed the sale of the AlphaGary plastic compounding business to Mexichem

Divested asset	▪ LTM 9/30/10 Sales and Adj. EBITDA of $225 million and $33 million, respectively ▪ Represents approximately 90% of Specialty Compounds segment ▪ Rockwood will retain remainder of the Specialty Compounds segment (Gomet)
Consideration	▪ $300 million in cash – Represents ~9.0x LTM 9/30/10 Adjusted EBITDA ▪ Minimal tax leakage from the transaction
Strategic rationale	▪ The sale will improve overall adj. EBITDA margins ▪ Allow Rockwood to focus on our high margin specialty chemicals and advanced materials businesses
Use of proceeds	▪ Repay existing term loans and further delever balance sheet

LTM 9/30/10 Net Sales

($ in millions)



$3,356
$3,131
Rockwood
Rockwood pro forma

LTM 9/30/10 Adj. EBITDA

($ in millions)



$661
$628
Rockwood
Rockwood pro forma

LTM 9/30/10 Adj. EBITDA margin



19.7%
20.0%
Rockwood
Rockwood pro forma

9/30/10 Net Leverage



2.9x
2.6x
Rockwood
Rockwood pro forma

Note: See Appendix for reconciliation of non-GAAP measures.

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Business Overview Specialty Chemicals – Chemetall

Focused on lithium-based fine chemicals and surface treatment chemicals Innovative technology and one of the global leaders in each key area Approximately 3,000 employees More than 30 production sites in over 28 countries LTM 9/30/10 Net Sales of $1.1 billion 2010 net sales estimate of $1.2 billion Adjusted EBITDA margin of approximately 25% Strong organic growth platform with double digit revenue and Adjusted EBITDA growth expected Chemetall – Rockwood’s Specialty Chemicals Business

Batteries Pharmaceutical Brine Evaporating Ponds in Chile Largest Global Producer of Lithium Products Chemetall – Rockwood’s Specialty Chemicals Business

Sales by End-Market Key Geographic Markets Lithium – overview Lithium based Fine Chemicals, Special Metals and Metal Sulfides Key products are Lithium and Cesium compounds and Metal Sulfides With over $500 million of sales, we are the #1 global supplier of Lithium and metal based fine chemicals Key end-markets are Life Science, Chemicals and Plastics, Electronics and Automotive Excellent global presence in all three regions Cost effective production processes through Lean Sigma Life Sciences 37% Automotive 19% Electronics 10% Other 10% Chemicals & Plastics 24% Europe 46% Other 26% Americas 28%

Rockwood’s Strategic Position in Lithium World’s largest producer of lithium compounds Long-time established technology leader Leading-edge producer of lithium compounds used in Li-ion batteries Rights to significant resources in North and South America Production and R&D facilities in North and South America, Europe and Asia-Pacific Significant additional investments to strengthen our global market presence

Lithium Value Chain Li-Acetylide Methyl-lithium Phenyl-lithium LDA LHS Li-t-Butoxide Li-Methoxide Li-Hydride Li-tri (t-butoxy)-alanate Li-Amide Li-Salicylate Li-Citrate Li-Benzoate Li-Acetate Li-Zeolite Potash Bischofite Li-Sulphate Li-Nitrate Li-Phosphate Li-Silicate Li-Tetra-borate Li-Chromate Sabalith Li-Nitride Li-Bromide Li-Fluoride Li-Peroxide Li-Hydroxide CO2-Absorption Products Li-Iodide Li-Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl-lithium Li-Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products The Lithium Value Chain We provide lithium compounds throughout all stages of the value chain By far, we are the leading producer of lithium organic compounds and second largest producer of salts

Lithium – Selected Applications Lithium carbonate Butyl-lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO2 Absorption Elastomers Elastomers Aluminum Aluminum Lithium Batteries Electronic Materials Cement Cement Al - alloys Al - alloys Mining Agrochemicals Agrochemicals Li-Ion - Batteries Li-Ion - Batteries Key Products Key Applications

Rockwood Lithium Facilities Around the World New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA

Sources of Lithium Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract Our Source

Lithium – Global Innovation Drivers Transportation Revolution Safety & Health Communications & Mobility Independence from oil Renewable energy concepts Smart grid and energy storage Less energy and water Less chemicals and simpler process New active pharmaceutical ingredients New agro ingredients and resistance Reduction of greenhouse gas Miniaturization of electronic devices Extended range of electronic devices High power electronic devices

Lithium Ion Battery Market Growing Strongly in Existing Applications Emerging Application: HEV Cars and Plug-ins Lithium Carbonate Usage Rate in Lithium Ion Batteries Over 3 billion lithium ion battery cells for electronic devices are produced every year Lithium carbonate and some lithium hydroxide are used for the manufacturing of various cathode materials (mainly lithium cobaltate) Historical annual growth rate for lithium ion batteries has averaged over 15% and expected growth in the next few years will be in that range or higher Current major market applications for lithium ion batteries are cell phones, notebook computers, power tools, iPods and other applications All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to lithium ion batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electrical cars is expected to be the growth driver Lithium Carbonate usage depends on the type of battery: Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs

Lithium – New Products & New Processes High purity lithium salts LiBoB as electrolyte additive Lithium ion battery third generation products Recycling of lithium Ion battery components Soft reagents as organic synthesis tools Organometallic reagents in alternative solvents Water free inorganic salts Meho and n-Butyl Magnesium Chloride in DBE as alternative Mg precursor for Ziegler-Natta catalysts

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery- grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs

Lithium Growth 10%+ CAGR in Last 10 Years Significant growth of lithium ion batteries for cell phones, laptop computers and other mobile communication devices Penetration of lithium ion batteries for mobile power tools (drills, etc.) Pharmaceutical applications Alloys in aerospace structures

Specialty Chemicals (Chemetall) – Surface Treatment Second Largest Global Producer of Products & Services for Metal Processing

Compelling Organic Growth Opportunities in Surface Treatment Surface Treatment Competitive position Growth drivers Expanding footprint in Asia-Pacific region: $700+ million market growing at 15%+ / year Mid-sized customer gains in general industrial market Synthetic sulfides applications Aerospace market: 2-3x GDP growth A leading global producer in a growing $2+ billion market

Business Overview Pigments & Additives

Pigments & Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Clay-Based Additives Global Ranking #2 #1 Anatase TiO2 #2

Rockwood’s TiO2 Business: Sachtleben JV – Overview Formed in September 2008; owned 61% by Rockwood and 39% by Kemira JV created leading global specialty TiO2 and Functional Additives producer Complementary product lines and manufacturing capabilities with Kemira business Over €20 million of synergies realized to date LTM 9/30/10 Net Sales and Adjusted EBITDA of €557 million and €93 million, respectively LTM 9/30/10 Adj. EBITDA margin of 16.7% Expect ~25% Adj. EBITDA margin in 2011 Focus on specialty applications in Fiber / Films, Cosmetics, Packaging Inks, Food, Pharma and Catalysts End markets include: Synthetic Fibers, Coatings, Plastics, Packaging Inks, Pharma, Cosmetics, Food, Paper, Catalysts, Water, Cement, Steel

TiO2 market update 4 Western plants with approximately 240 kT of total annual capacity shut down in past 3 years Demand has recovered to pre-July 2008 levels Global inventories at lowest levels in over 10 years Supply lead times increasing U.S. manufacturers reduced European exports due to stronger dollar SustainableTiO2 price increases World Demand by End-Market Total World demand: 5,000 kT Plastics 24% Paper 8% Specialties 8% Coatings 60%

61% 5 Largest TiO2 Producers Local market focus Inconsistent quality Limited technical capability 35% 60+ Chinese and Other Asian Producers Local market focus Inconsistent quality Limited technical capability 4% Sachtleben Uniquely positioned Strong Technical capabilities Flexible production High margin specialties Complementary Zinc / Barium products Our View of the Competitive TiO2 Landscape

Leader in Anatase TiO2 for Fiber Applications Sulfate-process Anatase TiO2 used as processing aid and delusturing agent in synthetic fiber manufacturing Sachtleben is recognized Anatase market and fiber TiO2 technology leader Average pricing 30 % to 40 % above Rutile TiO2 grades Stable pricing in 2008 and 2009 New product introductions will expand Sachtleben leadership Estimated Market Share Largest Competitors 27% Next 3 Companies 20% All Other 13% Sachtleben 40%

Performance Additives – Overview Performance Additives Net Sales: $718 Adjusted EBITDA: 125 % Margin: 17.3% LTM 9/30/10 financials ($ in millions) Color Pigments and Services Timber Treatment Chemicals Clay-based Additives Products Key End-markets Iron oxide pigments Construction (concrete blocks, roofing tiles) Coatings Plastics Paper Rubber Specialties Wood preservative chemical products Inorganic chemicals Residential – patios, decking, fencing, playground equipment, house construction Industrial – utility poles, highway posts/barriers, bridges Synthetic and organic thickeners Coatings & inks Personal Care Household care Paper mills Oilfield Foundries Plastics and Composites

Compelling Organic Growth Opportunities

Pigments & Additives

	Growth Drivers	Competitive Position
TiO_2 Specialties	■ Anatase TiO_2 for Asian synthetic fiber producers ■ Nano-applications	■ A leading global producer of specialties; JV with Kemira has expanded portfolio
Color Pigments	■ Iron oxide pigments for decorative stone ■ Solaplex-environmentally friendly pigments for highway paints	■ #2 globally ■ #1 in North America construction
Wood Treatment	■ Next-generation organic timber preservatives ■ Geographic expansion in Asia, Latin America and Eastern Europe	■ #2 globally ■ Viance JV with Dow ■ Estimated market size: $1.4 billion
Clay-Based Additives	■ Rheological additives for water-based coatings ■ Nanoclays to enhance composite properties in plastic and rubber compounds	■ A leading global producer

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Business Overview Advanced Ceramics – CeramTec

Advanced Ceramics – Overview Leading global producer of high-performance advanced ceramics materials and products Key end-markets include Medical – components for hip joint prostheses and glove formers for high-quality latex gloves Electronic – substrates, electrical resistor cores and ceramic tapes as carriers for electronic circuits Industrial Automotive 18 production sites in 10 countries LTM 9/30/10 Net Sales of $504 million Adjusted EBITDA margin of approximately 30%

Advanced Ceramics – Overview (cont’d) Ceramics – Piezo Applications Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical

Sales Mix Net Sales by End Market Net Sales by Geography Industry 27% Automotive 24% Electronics 15% Medical 34% Rest of Europe 44% America 14% Asia 12% Germany 30%

CeramTec Products – Mobility DCB – High-Power Energy Administration for Trains SPK-Tools–For High-Performance Milling and Turning Piezo-Ceramic Components for Sensor Technology

CeramTec Products – Energy CeramCell – Ceramic Fuel Cells CeramCool – Heat-Sink for LED-Lighting and High-Power Electronics Ceramic Bearings in Wind Power Plants Piezo-Ceramic Smart Materials for Energy Harvesting

CeramTec Products – Potable Water Porous Ceramics for Water Filtration CeramDisc – Water Flow and Temperature Regulation

CeramTec Products – Material Technologies BIOLOX – Ceramic Hip, Knee and Spine Components Dipping Formers for Operation Gloves Ceramic Components for Medical Apparatus

CeramTec – Future Target Markets Mobility Energy Potable Water Health

Compelling Organic Growth Opportunities Advanced Materials Ceramics Competitive Position Growth Drivers Producer of advanced ceramic ball and cup hip joints Sole producer in the U.S. with FDA approval Ceramic components for artificial knee joints in test for Europe High-performance ceramic substrates for electronics Piezo-electronics and specialized components for high-end automotive applications #1 globally in ceramic components for hip joint prostheses systems #1 in Europe in cutting tools

Financial Overview

Attractive Financial Characteristics High margin specialty product portfolio generating steady returns Strong long-term Sales and Adjusted EBITDA trend Strong cash flow generation from diversified global operations Excellent prospects for organic growth Disciplined investment strategy Solid balance sheet with limited legacy liabilities Well-invested modern infrastructure in place

Steady Growth and Strong Adjusted EBITDA Margins Net Sales Adjusted EBITDA and % Margin Note: Reflects the divestitures of the electronics and the AlphaGary plastic compounding businesses. See Appendix for reconciliation of non-GAAP measures. ($ in millions) ($ in millions) $2,877 $3,137 $2,769 $3,131 2007 2008 2009 LTM 9/30/10 $583 $609 $510 $628 20.3% 19.4% 18.4% 20.0% 2007 2008 2009 LTM 9/30/10

Strong Track Record of Deleveraging Note: Net leverage amounts shown net of all cash. Leverage ratio definition per credit agreement changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009. 2.6x 1.8x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 Net Total Debt / Adj. EBITDA Net Senior Secured Debt / Adj. EBITDA PF for Proposed Refinancing

Consolidated Net Debt ($ in millions) Note: See Appendix for reconciliation of non-GAAP measures. (1) Pro forma for the divestiture of the AlphaGary plastic compounding business. Net cash proceeds of $289 million from sale of AlphaGary. 12/31/09 Actual 9/30/10 PF 9/30/10(1) Balance Sheet Euro Exchange Rate 1.43 1.36 1.36 LTM Adjusted EBITDA – as reported $541 $661 $628 Net Debt TiO2 Venture Revolver 14 – – Rockwood Term Loans 1,507 1,267 1,267 TiO2 Venture Term Loan 344 314 314 Assumed Debt 105 74 74 Sr. Sub. Notes 2014 558 541 541 Total Debt $2,528 $2,196 $2,196 Cash (301) (283) (572) Net Debt $2,228 $1,913 $1,624 Leverage Ratios Net debt / Adj. EBITDA 4.12x 2.89x 2.59x Net senior secured debt / Adj. EBITDA 3.09x 2.07x 1.72x

Investing in the Business Capital Expenditures ($ in millions) Sustainable Maintenance CapEx (3% of Net Sales) % of Net Sales 6.3% 7.0% 5.5% 4.8% Note: Pro forma for divestiture of AlphaGary plastic compounding business. $178 $219 $151 $152 2007 2008 2009 LTM 9/30/10

Strong Free Cash Flow Generation

($ in millions)



$174
$101
$299
$349
$252
2007
2008
2009
LTM 9/30/10
YTD 9/30/10

Note: Free cash flow is defined as net cash from operating activities from continuing operations, plus special items and other, net less capital expenditures, net (includes proceeds on sale of PP&E and excludes sales of PP&E related to sales of businesses). Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Represents current portion of income tax provision. Interest expense, net minus deferred financing costs and MTM of Swaps. CapEx net of proceeds on sale of property, plant and equipment.
Includes AlphaGary plastic compounding business.

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Free Cash Flow Generation ($ in millions) Note: Free cash flow is defined as net cash from operating activities from continuing operations, plus special items and other, net less capital expenditures, net (includes proceeds on sale of PP&E and excludes sales of PP&E related to sales of businesses). Includes AlphaGary plastic compounding business. (1) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (2) Represents current portion of income tax provision. (3) Interest expense, net of deferred financing costs and MTM of Swaps. (4) CapEx net of proceeds on sale of property, plant and equipment. Q3 2010 YTD 9/30/10 Adj. EBITDA $169.1 $506.3 WC Change(1) 52.6 5.7 Cash Taxes(2) (9.6) (23.6) Cash Interest(3) (38.4) (121.1) Cash Flow from Operating Activities $173.7 $367.3 CapEx(4) (44.0) (115.3) Free Cash Flow $129.7 $252.0

Rockwood Financial Targets 2010 – 2012 Target Annual Sales Growth 5% (constant currency) Adjusted EBITDA (as % of Sales) 20% D&A (as % of Sales) 7.5% Tax Rate P&L Cash 32% 20% Annual EPS Growth 20% Working Capital (as % of Sales) 19% Capex (as % of Sales) 5% – 5.5% Free Cash Flow $200 – 300 million (annual) Impact of FX Adjusted EBITDA Debt 1¢ change = $3.0 million 1¢ change = $8.0 million

Strategic Summary

Strategic Focus Energy Energy storage Electrification of transportation High temperature ceramics Aging of Population Ceramic hip joints, knee joints, etc. Organometallic compounds in pharmaceuticals

Moving Forward Focus Portfolio Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Focus On Growth Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Improve Financial Ratios Net Debt to Adjusted EBITDA of less than 2.0x in two years Further reduction in future years EPS growth of +20% per year Transportation Revolution Position the lithium business for the coming transportation revolution (electric cars)

Transaction Overview

Transaction Overview Rockwood Specialties Group, Inc. (“Rockwood” or the “Company”) is seeking to refinance its existing credit facility to reduce its cost of capital and extend maturities The Company intends to raise a new $1,030 million senior secured credit facility comprised of: 5-year $180 million revolving credit facility, undrawn at close 7-year $850 million term loan B facility Expected pricing of L + 300 bps, with a 1.0% LIBOR floor Proceeds from the new term loan, along with $438 million cash on balance sheet, will be used to repay existing Term Loans (Tranches A-1, A-2, E, G, H and I) Cash on balance sheet includes $289 million in net cash proceeds from sale of AlphaGary plastic compounding business to Mexichem TiO2 joint venture term loans and senior subordinated notes will remain outstanding

Sources & Uses and Pro Forma Capitalization

Sources & Uses

($ in millions)

Sources		Uses	
New term loan B	$850	Repay existing term loan	$1,267
Cash on balance sheet	439	Upfront fees	6
		Fees and expenses	16
Total sources	**$1,289**	**Total uses**	**$1,289**

Pro Forma Capitalization

($ in millions)

	Pro forma 9/30/2010	Cum. EBITDA mult. LTM 9/30/2010	Adjustments	PF as adjusted 9/30/2010	Cum. EBITDA mult. LTM 9/30/2010	Maturity
Cash and marketable securities[1]	$572		($439)	$133		
New Revolving credit facility[2]	–		–	–		February 2016
New term loan B	–		$850	$850		February 2018
Existing term loans	$1,267		(1,267)	–		2011 – 2014
Total Rockwood term loans	$1,267	2.0x	($417)	$850	1.4x	
Capitalized lease obligations	41		–	41		
Other loans	34		–	34		
TiO_2 venture term loans	314		–	314		June 2013
TiO_2 venture revolving credit facility[3]	–		–	–		June 2013
Total senior secured debt	**$1,655**	**2.6x**	**($417)**	**$1,238**	**2.0x**	
7.500% Sr. subordinated notes (USD)	200		–	200		November 2014
7.625% Sr. subordinated notes (Euro)	341		–	341		November 2014
Total debt	**$2,196**	**3.5x**	**($417)**	**$1,779**	**2.8x**	
Net senior secured debt	**$1,083**	**1.7x**	**$22**	**$1,104**	**1.8x**	
Net debt	**$1,624**	**2.6x**	**$22**	**$1,645**	**2.6x**	
Adj. EBITDA[4]		**$628**			**$628**	

Source: Company filings.

(1) Pro forma for sale of AlphaGary for after tax cash proceeds of $289 million.
(2) Facility size of $180 million.
(3) Facility size of €30 million.
(4) Excludes Adj. EBITDA from AlphaGary.

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New Credit Facility: Overview of Terms Borrower Rockwood Specialties Group, Inc. Debt Structure $850.0 million funded senior secured term loan B facility (“ Term Loan B ”). $180.0 million senior secured revolving credit facility (“ Revolver ”), available in USD and, to the extent all revolving len ders can provide loans in GBP and euro, GBP and euro. Conditions Precedent Closing conditions to be usual and customary for transactions of this type and substantially consistent with the closing conditions in the Existing Facility Agreement (other than w ith respect to Foreign Security Documents). Term Loan B $850.0 million, 7 - year facility. Revolving Facility $180.0 million, 5 - year Revolver. Rates and LC Fees Term Loan B: L IBOR + 300 bps (with LIBOR floor of 100 bps) Revolver Drawn: L IBOR + 300 bps ( with LIBOR floor of 100 bps) Revolver Undrawn: 50 bps Grid for leverage - based step - downs on drawn spread on revolver after first fiscal quarter to be mutually agreed. LC Fronting Fee: 25 bps LC Participation Fee equal to “Applicable Margin”. OID/Upfront Fees Term Loan B: 50 bps Revolver: 100 bps Amortization 1% per annum on Term Loan B with remainder payable as bullet at 7 th year anniversary of closing.

New Credit Facility: Overview of Terms (cont’d) Incremental Facility The sum of (i) $350.0 million and (ii) an additional amount if, after giving effect to the incurrence of such additional amount, the first lien leverage ratio is equal to or less than a level to be agreed. For any purpose, subject only to: · No lender required to participate; · No default or event of default immediately before or after giving effect; · Final maturity no earlier than Term Loan B final maturity; · Pro forma compliance with financial covenants; and · Delivery of other customary closing documents and certificates. 50 bps of MFN. Incremental is available for new term loans and revolver increases or may be utilized as unsecured, junior or pari passu debt in the form of other loans or notes. Financial Covenants · Senior Secured Leverage Ratio · Interest Coverage Ratio · Capital Expenditures (subject to agreement by the parties with respect to carrybacks, carryforwards and other matters) Mandatory Prepayments Limited to: · 50% of excess cash flow with step-downs to 25% and 0% at senior secured leverage levels to be mutually agreed. · 100% of non-ordinary course asset sale proceeds or other dispositions of property (including insurance and condemnation proceeds) in excess of amount TBD (with a 12 month reinvestment right extendable by an additional 12 months). Prepayments from foreign subsidiaries’ asset sales will be limited to the extent resulting in adverse tax consequences. Among other things, (i) acquisitions and other investments, to the extent that such acquisitions and investments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries, and (ii) capital expenditures to be deducted in calculating excess cash flow.

New Credit Facility: Overview of Terms (cont’d) Representations, Covenants and Events of Default Substantially similar to those set forth in the Existing Credit Agreement with certain changes to the negative covenants to be agreed to reflect current market conditions and in any event to include the following: Debt · No limit on unsecured or junior lien debt (subject to customary intercreditor arrangements), subject to a fixed charge coverage ratio · $450.0 million basket for junior lien and unsecured debt incurred to finance Permitted Acquisitions · No limit on acquired debt · Leases that become designated as “capital leases” due to the adoption or issuance of any accounting standards shall not be subject to the restrictions of the debt covenant. Investments · No limit on investments in Restricted Subsidiaries, other than investments by Guarantors in non-Guarantors. · General investment basket equal to the Available Amount. · $600.0 million basket for investments in equity interests received as consideration for contribution of assets and in Foreign JVs · No limit on pe rmitted acquisitions, subject to pro forma compliance with financial covenants · $250 million separate basket for investments in foreign Restricted Subsidiaries Asset Sales · General asset sale basket in an amount equal to 35% of the consolidated total assets as of [ ], 2010, subject to certain limitations consistent with the Existing Credit Agreement, including pro forma compliance with financial covenants for asset sales in excess of $25.0 million Dividends · General basket permitting dividends of $600.0 million, plus, if total senior secured leverage test is satisfied, the Available Amount Starting point for Available Amount to be the greater of (i) $600.0 million and (ii) 15% of total assets plus 50% of Excess Cash Flow Guarantees and Collateral Security Gu arantees of Borrower’s obligations by material wholly owned U.S. subsidiaries. Security interest in substantially all assets of the Borrower and Guarantors, other than exclusions and limitations consistent with those under the Existing Credit Agreement and , in the case of foreign subsidiaries, limited to 66% of the stock of such subsidiaries. Guarantees and collateral limited to the extent of contractual or legal requirements or to the extent determined by the Borrower to result in adverse tax or accounting effects.

Key Dates S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 January 2011 Date Event Tuesday January 25, 2011 Conference call with lenders and distribution of Term Sheet Week of January 24 th , 2011 Distribution of Credit Agreement Friday February 4, 2011 Deadline for commitment (5:00pm EST) Week of February 7 th , 2011 Closing and funding of transaction S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 February 2011 Holiday Key dates

Contacts Rockwood Credit Suisse – Investment Banking Credit Suisse – Capital Markets Robert Zatta Senior Vice President and CFO Phone: 609 - 734 - 6403 Email: rzatta@rocksp.com Richard Whitney Global Head of Chemicals Investment Banking Phone: 212 - 538 - 3625 Email : richard.whitney @credit - suisse.com Tom Newberry Head of Global Leveraged Finance Capital Markets & Syndicated Loans Phone: 212 - 538 - 2409 Email: tom.newberry@credit - suisse.com Tom Riordan Senior Vice President, Law & Administration Phone: 609 - 734 - 6406 Email: triordan@rocksp.com Atish Basu Director Phone: 212 - 538 - 2610 Email: atish.basu@credit - suisse.com Jonathan Moneypenny Managing Director Phone: 212 - 538 - 1686 Email: jonathan.moneypenny@credit - suisse.com Michael Valente General Counsel Phone: 609 - 734 - 6418 Email: mvalente @rocksp.com Stephen Digaetano Vice President Phone: 212 - 538 - 2706 Email: stephen.digaetano@credit - suisse.com Jim Sullivan Controller and Treasurer Phone: 609 - 734 - 6402 Email: jsullivan@rocksp.com Igor Baskin Analyst Phone: 212 - 325 - 7317 Email: igor.baskin @credit - suisse.com

Questions & Answers

Appendix

Additional Financial Information

Rockwood – Quarterly Financial Summary Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: All data pro forma for divestiture of AlphaGary plastic compounding business. ($ in millions) ($ in millions) $161 $166 $156 $125 $102 $117 $143 $147 $157 $163 $161 21% 19% 19% 18% 17% 17% 19% 20% 20% 20% 20% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 $779 $856 $817 $685 $612 $683 $736 $738 $778 $814 $801 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010

Specialty Chemicals – Financial Overview Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) $312 $336 $320 $266 $225 $236 $262 $274 $290 $287 $284 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 $81 $82 $79 $72 $50 $58 $68 $70 $74 $73 $71 26% 24% 25% 27% 22% 24% 26% 26% 25% 26% 25% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010

Pigments & Additives – Financial Overview Performance Additives – Net Sales TiO2 – Net Sales Performance Additives – Adj. EBITDA and % Margin TiO2 – Adj. EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) ($ in millions) ($ in millions) $116 $124 $141 $154 $139 $164 $178 $186 $181 $190 $193 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 $22 $14 $24 $23 $22 $20 $25 $32 $31 $30 $34 19% 11% 17% 15% 12% 14% 17% 17% 16% 18% 15% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 $34 $37 $29 $8 $21 $22 $28 $24 $30 $37 $34 16% 15% 13% 13% 12% 16% 16% 17% 19% 18% 5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 $211 $242 $223 $159 $155 $180 $182 $154 $177 $199 $188 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010

Advanced Ceramics – Financial Overview Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) $39 $45 $38 $29 $18 $26 $31 $32 $37 $41 $40 29% 31% 30% 28% 27% 29% 27% 30% 31% 31% 20% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010

Current Balance Sheet ($ in millions) 9/30/2010 Assets: Current Assets Cash and Equivalents $283 Accounts Receivable 518 Inventories 529 Other Current Assets 69 Total Current Assets $1,399 Net Property, Plant & Equipment 1,622 Goodwill & Intangible Assets 1,518 Other Assets 86 Total Assets $4,625 Liabilities and Equity: Current Portion of Long-Term Debt $91 Accounts Payable 223 Other Current Liabilities 347 Total Current Liabilities $661 Long-Term Debt 2,105 Other Non-Current Liabilities 606 Restricted Stock Units 7 Equity 1,246 Total Liabilities and Equity $4,625

Reconciliations

Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Q3 YTD 9/30/10 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. $40.5 $10.1 $129.8 $10.3 Net income (loss) attributable to noncontrolling interest 3.0 (0.6) 5.2 (6.2) Net income $43.5 $9.5 $135.0 $4.1 Income tax provision 20.7 13.0 53.4 6.9 Loss (income) from discontinued operations, net of tax – 0.1 – (3.3) Income from continuing operations before taxes $64.2 $22.6 $188.4 $7.7 Interest expense, net 38.6 53.6 116.7 131.4 Depreciation and amortization 63.5 71.5 193.4 208.5 Restructuring and other severance costs 1.5 4.2 4.9 16.0 Systems/organization establishment expenses 0.1 2.4 1.5 5.5 Acquisition and disposal costs 0.4 – 1.0 – Loss on early extinguishment of debt 1.6 0.9 1.6 26.6 Loss (gain) on sale of assets and other 0.1 (0.4) 0.2 (0.3) Foreign exchange gain, net (0.9) (4.5) (0.8) (15.4) Other – 0.8 (0.6) 5.6 Adjusted EBITDA $169.1 $151.1 $506.3 $385.6 ( – ) AlphaGary Adjusted EBITDA (8.5) (7.7) (25.6) (22.8) PF Rockwood Adjusted EBITDA $160.6 $143.4 $480.7 $362.8

Reconciliation of Net Income to Adjusted EBITDA (cont’d) ($ in millions) Note: PF LTM 9/30/10 excludes AlphaGary plastic compounding business. LTM PF LTM 09/30/10 09/30/10 Net income attributable to Rockwood Holdings, Inc. $140.6 $140.6 Net income (loss) attributable to noncontrolling interest 7.6 7.6 Net income $148.2 $148.2 Income tax provision 62.2 63.7 Loss (income) from discontinued operations, net of tax (24.2) 0.5 Income from continuing operations before taxes $186.2 $212.4 Interest expense, net 163.4 163.4 Depreciation and amortization 260.7 267.9 Restructuring and other severance costs 9.7 9.7 Systems/organization establishment expenses 2.3 2.3 Acquisition and disposal costs 4.0 4.0 Loss on early extinguishment of debt 1.6 1.6 Loss on sale of assets and other 1.0 1.0 Foreign exchange gain, net (1.4) (1.4) Other 0.2 0.3 Rockwood Adjusted EBITDA $627.7 $661.2

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Q3

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Third Quarter 2010							
Income (loss) - cont. ops. before taxes	$37.6	$11.8	$14.0	$20.8	$4.6	($24.6)	$64.2
Interest expense, net	15.1	7.6	4.2	6.8	2.5	2.4	38.6
Depreciation and amortization	18.4	14.0	16.2	12.0	1.9	1.0	63.5
Restructuring and other severance costs	0.1	0.3	–	0.7	0.3	0.1	1.5
Systems/organization establishment expenses	0.1	–	–	–	–	–	0.1
Acquisition and disposal costs	(0.1)	0.1	–	–	–	0.4	0.4
Loss on early extinguishment of debt	0.7	0.3	–	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.1	–	–	–	–	–	0.1
Foreign exchange (gain) loss, net	(1.2)	(0.1)	–	(0.4)	–	0.8	(0.9)
Other	–	0.1	(0.2)	–	–	0.1	–
Total Adjusted EBITDA	**$70.8**	**$34.1**	**$34.2**	**$40.3**	**$9.4**	**($19.7)**	**$169.1**
Third Quarter 2009							
Income (loss) - cont. ops. before taxes	33.4	2.0	(2.5)	8.0	2.7	(21.0)	22.6
Interest expense, net	18.7	8.5	6.4	9.7	2.8	7.5	53.6
Depreciation and amortization	18.3	15.9	19.5	13.4	3.0	1.4	71.5
Restructuring and other severance costs	2.3	1.0	0.1	0.7	0.1	–	4.2
Systems/organization establishment expenses	0.2	0.6	1.1	0.1	–	0.4	2.4
Loss on early extinguishment of debt	1.1	0.2	–	0.3	0.1	(0.8)	0.9
Loss on sale of assets and other	(0.4)	–	–	–	–	–	(0.4)
Foreign exchange (gain) loss, net	(5.4)	(0.1)	–	(0.8)	–	1.8	(4.5)
Other	(0.1)	0.2	–	–	0.1	0.6	0.8
Total Adjusted EBITDA	**$68.1**	**$28.3**	**$24.6**	**$31.4**	**$8.8**	**($10.1)**	**$151.1**

Note: Includes AlphaGary plastic compounding business.



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Reconciliation of Pre-Tax Income to Adjusted EBITDA – YTD September 30

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Year-to-Date 9/30/10							
Income (loss) - cont. ops. before taxes	$115.8	$30.6	$32.3	$58.4	$14.7	($63.4)	$188.4
Interest expense, net	46.4	22.9	12.1	22.2	7.5	5.6	116.7
Depreciation and amortization	54.9	42.9	50.0	36.5	6.0	3.1	193.4
Restructuring and other severance costs	0.7	2.9	–	0.8	0.3	0.2	4.9
Systems/organization establishment expenses	0.8	0.3	0.3	0.1	–	–	1.5
Acquisition and disposal costs	0.4	0.1	–	–	–	0.5	1.0
Loss on early extinguishment of debt	0.7	0.3	–	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.2	–	–	–	–	–	0.2
Foreign exchange (gain) loss, net	(1.3)	–	–	(0.5)	–	1.0	(0.8)
Other	(0.6)	0.6	(0.2)	–	–	(0.4)	(0.6)
Total Adjusted EBITDA	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**$28.6**	**($53.3)**	**$506.3**
Year-to-Date 9/30/09							
Income (loss) - cont. ops. before taxes	59.7	(8.6)	(14.2)	(1.5)	8.7	(36.4)	7.7
Interest expense	48.6	23.0	21.0	25.9	7.4	5.5	131.4
Depreciation and amortization	54.9	46.4	56.2	38.1	8.3	4.6	208.5
Restructuring and other severance costs	4.4	5.6	0.1	5.5	0.2	0.2	16.0
Systems/organization establishment expenses	0.6	1.7	2.5	0.3	–	0.4	5.5
Loss on early extinguishment of debt	11.6	2.4	–	7.2	0.8	4.6	26.6
Gain on sale of assets and other	(0.3)	–	–	–	–	–	(0.3)
Foreign exchange gain, net	(6.0)	–	–	(0.2)	–	(9.2)	(15.4)
Other	2.4	0.7	–	–	0.1	2.4	5.6
Total Adjusted EBITDA	**$175.9**	**$71.2**	**$65.6**	**$75.3**	**$25.5**	**($27.9)**	**$385.6**

Note: Includes AlphaGary plastic compounding business.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – LTM September 30, 2010

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Pro Forma LTM September 30, 2010							
Income (loss) - cont. ops. before taxes	$142.6	$24.2	$38.2	$65.2	–	($84.0)	$186.2
Interest expense, net	66.1	31.7	15.7	32.4	–	17.5	163.4
Depreciation and amortization	74.1	59.2	71.5	50.4	–	5.5	260.7
Restructuring and other severance costs	2.1	3.6	–	2.4	–	1.6	9.7
Systems/organization establishment expenses	0.9	0.7	0.9	0.1	–	(0.3)	2.3
Acquisition and disposal costs	0.5	2.8	0.1	–	–	0.6	4.0
Loss on early extinguishment of debt, net	0.7	0.3	–	0.4	–	0.2	1.6
Loss on sale of assets and other	0.8	–	–	0.2	–	–	1.0
Foreign exchange loss (gain), net	0.5	0.1	–	(0.9)	–	(1.1)	(1.4)
Other	(0.5)	1.9	(0.2)	0.1	–	(1.1)	0.2
Total Adjusted EBITDA	**$287.8**	**$124.5**	**$126.2**	**$150.3**	**–**	**($61.1)**	**$627.7**
LTM September 30, 2010							
Income (loss) - cont. ops. before taxes	142.6	24.2	38.2	65.2	18.2	(76.0)	212.4
Interest expense, net	66.1	31.7	15.7	32.4	10.3	7.2	163.4
Depreciation and amortization	74.1	59.2	71.5	50.4	8.4	4.3	267.9
Restructuring and other severance costs	2.1	3.6	–	2.4	0.3	1.3	9.7
Systems/organization establishment expenses	0.9	0.7	0.9	0.1	–	(0.3)	2.3
Acquisition and disposal costs	0.5	2.8	0.1	–	–	0.6	4.0
Loss on early extinguishment of debt, net	0.7	0.3	–	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.8	–	–	0.2	–	–	1.0
Foreign exchange loss (gain), net	0.5	0.1	–	(0.9)	–	(1.1)	(1.4)
Other	(0.5)	1.9	(0.2)	0.1	(0.2)	(0.8)	0.3
Total Adjusted EBITDA	**$287.8**	**$124.5**	**$126.2**	**$150.3**	**$37.1**	**($64.7)**	**$661.2**

Note: Pro Forma excludes AlphaGary plastic compounding business.

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Reconciliation of Net Cash to Adjusted EBITDA ($ in millions) Note: Includes AlphaGary plastic compounding business. Q3 2010 YTD 9/30/10 Net cash provided by operating activities $171.5 $350.6 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (52.4) 3.5 Current portion of income tax provision 9.6 23.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses / gains on derivatives 38.4 121.1 Restructuring and other severance costs 1.5 4.9 Systems / organization establishment expenses 0.1 1.5 Bad debt provision (0.1) 0.5 Other 0.5 0.6 Adjusted EBITDA $169.1 $506.3

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